Results of Meeting of Shareholders

AXP BLUE CHIP ADVANTAGE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          380,527,750.238               17,044,281.930
Philip J. Carroll, Jr.   381,510,645.805               16,061,386.363
Livio D. DeSimone        381,352,080.548               16,219,951.620
Barbara H. Fraser        381,629,681.108               15,942,351.060
Ira D. Hall              381,457,583.341               16,114,448.827
Heinz F. Hutter          380,533,140.232               17,038,891.936
Anne P. Jones            381,280,873.797               16,291,158.371
Stephen R. Lewis, Jr.    382,102,180.859               15,469,851.309
Alan G. Quasha           381,717,799.114               15,854,233.054
Stephen W. Roszell       381,762,910.958               15,809,121.210
Alan K. Simpson          380,084,966.077               17,487,066.091
Alison Taunton-Rigby     381,828,146.653               15,743,885.515
William F. Truscott      381,873,328.315               15,698,703.853

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

      Shares Voted "For" Shares Voted "Against"  Abstentions    Broker Non-Votes
        326,724,519.482      35,813,052.223     10,960,337.463   24,074,123.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

      Shares Voted "For" Shares Voted "Against"  Abstentions    Broker Non-Votes
        165,183,387.331      17,781,941.956     5,754,446.674    4,913,855.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

      Shares Voted "For" Shares Voted "Against"  Abstentions    Broker Non-Votes
        164,184,614.314      16,768,309.370     7,766,852.277    4,913,855.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP INTERNATIONAL EQUITY INDEX FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          380,527,750.238               17,044,281.930
Philip J. Carroll, Jr.   381,510,645.805               16,061,386.363
Livio D. DeSimone        381,352,080.548               16,219,951.620
Barbara H. Fraser        381,629,681.108               15,942,351.060
Ira D. Hall              381,457,583.341               16,114,448.827
Heinz F. Hutter          380,533,140.232               17,038,891.936
Anne P. Jones            381,280,873.797               16,291,158.371
Stephen R. Lewis, Jr.    382,102,180.859               15,469,851.309
Alan G. Quasha           381,717,799.114               15,854,233.054
Stephen W. Roszell       381,762,910.958               15,809,121.210
Alan K. Simpson          380,084,966.077               17,487,066.091
Alison Taunton-Rigby     381,828,146.653               15,743,885.515
William F. Truscott      381,873,328.315               15,698,703.853

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      326,724,519.482      35,813,052.223       10,960,337.463   24,074,123.000

Proposal 7
To approve a Plan of Liquidation.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      3,630,199.040         465,928.605          336,687.067      1,109,019.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders


AXP MID CAP INDEX FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          380,527,750.238               17,044,281.930
Philip J. Carroll, Jr.   381,510,645.805               16,061,386.363
Livio D. DeSimone        381,352,080.548               16,219,951.620
Barbara H. Fraser        381,629,681.108               15,942,351.060
Ira D. Hall              381,457,583.341               16,114,448.827
Heinz F. Hutter          380,533,140.232               17,038,891.936
Anne P. Jones            381,280,873.797               16,291,158.371
Stephen R. Lewis, Jr.    382,102,180.859               15,469,851.309
Alan G. Quasha           381,717,799.114               15,854,233.054
Stephen W. Roszell       381,762,910.958               15,809,121.210
Alan K. Simpson          380,084,966.077               17,487,066.091
Alison Taunton-Rigby     381,828,146.653               15,743,885.515
William F. Truscott      381,873,328.315               15,698,703.853

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      326,724,519.482      35,813,052.223       10,960,337.463   24,074,123.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       2,809,430.850         220,566.030         169,806.957          0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP NASDAQ 100 INDEX FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To approve an Agreement and Plan of Reorganization between the Fund and AXP S&P 500 Index Fund.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       1,743,897.501         175,275.360         84,033.000          0.000

Proposal 2
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          380,527,750.238               17,044,281.930
Philip J. Carroll, Jr.   381,510,645.805               16,061,386.363
Livio D. DeSimone        381,352,080.548               16,219,951.620
Barbara H. Fraser        381,629,681.108               15,942,351.060
Ira D. Hall              381,457,583.341               16,114,448.827
Heinz F. Hutter          380,533,140.232               17,038,891.936
Anne P. Jones            381,280,873.797               16,291,158.371
Stephen R. Lewis, Jr.    382,102,180.859               15,469,851.309
Alan G. Quasha           381,717,799.114               15,854,233.054
Stephen W. Roszell       381,762,910.958               15,809,121.210
Alan K. Simpson          380,084,966.077               17,487,066.091
Alison Taunton-Rigby     381,828,146.653               15,743,885.515
William F. Truscott      381,873,328.315               15,698,703.853

Proposal 3

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      326,724,519.482      35,813,052.223       10,960,337.463   24,074,123.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP S&P 500 Index fund
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          380,527,750.238               17,044,281.930
Philip J. Carroll, Jr.   381,510,645.805               16,061,386.363
Livio D. DeSimone        381,352,080.548               16,219,951.620
Barbara H. Fraser        381,629,681.108               15,942,351.060
Ira D. Hall              381,457,583.341               16,114,448.827
Heinz F. Hutter          380,533,140.232               17,038,891.936
Anne P. Jones            381,280,873.797               16,291,158.371
Stephen R. Lewis, Jr.    382,102,180.859               15,469,851.309
Alan G. Quasha           381,717,799.114               15,854,233.054
Stephen W. Roszell       381,762,910.958               15,809,121.210
Alan K. Simpson          380,084,966.077               17,487,066.091
Alison Taunton-Rigby     381,828,146.653               15,743,885.515
William F. Truscott      381,873,328.315               15,698,703.853

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      326,724,519.482      35,813,052.223       10,960,337.463   24,074,123.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       35,397,473.792        2,773,146.967       552,116.755     10,017,915.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP SMALL COMPANY INDEX FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          380,527,750.238               17,044,281.930
Philip J. Carroll, Jr.   381,510,645.805               16,061,386.363
Livio D. DeSimone        381,352,080.548               16,219,951.620
Barbara H. Fraser        381,629,681.108               15,942,351.060
Ira D. Hall              381,457,583.341               16,114,448.827
Heinz F. Hutter          380,533,140.232               17,038,891.936
Anne P. Jones            381,280,873.797               16,291,158.371
Stephen R. Lewis, Jr.    382,102,180.859               15,469,851.309
Alan G. Quasha           381,717,799.114               15,854,233.054
Stephen W. Roszell       381,762,910.958               15,809,121.210
Alan K. Simpson          380,084,966.077               17,487,066.091
Alison Taunton-Rigby     381,828,146.653               15,743,885.515
William F. Truscott      381,873,328.315               15,698,703.853

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      326,724,519.482      35,813,052.223       10,960,337.463   24,074,123.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      121,279,613.778        13,126,847.347     4,016,316.019    8,033,334.000

Proposal 4
To approve changes to the Investment Management Services Agreement:

4(c). To eliminate the performance incentive adjustment.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       122,852,325.285      10,053,015.413      5,517,436.446    8,033,334.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders


AXP TOTAL STOCK MARKET INDEX FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To approve an Agreement and Plan of Reorganization between the Fund and AXP S&P 500 Index Fund.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       3,205,774.187        310,479.217          167,314.148      1,794,519.000

Proposal 2
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          380,527,750.238               17,044,281.930
Philip J. Carroll, Jr.   381,510,645.805               16,061,386.363
Livio D. DeSimone        381,352,080.548               16,219,951.620
Barbara H. Fraser        381,629,681.108               15,942,351.060
Ira D. Hall              381,457,583.341               16,114,448.827
Heinz F. Hutter          380,533,140.232               17,038,891.936
Anne P. Jones            381,280,873.797               16,291,158.371
Stephen R. Lewis, Jr.    382,102,180.859               15,469,851.309
Alan G. Quasha           381,717,799.114               15,854,233.054
Stephen W. Roszell       381,762,910.958               15,809,121.210
Alan K. Simpson          380,084,966.077               17,487,066.091
Alison Taunton-Rigby     381,828,146.653               15,743,885.515
William F. Truscott      381,873,328.315               15,698,703.853

Proposal 3

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      326,724,519.482      35,813,052.223       10,960,337.463   24,074,123.000

* Denotes Registrant-wide proposals and voting results.